UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 8, 2018

(Date of earliest event reported)

LOXO ONCOLOGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36562	46-2996673
(Commission File Number)	(IRS Employer Identification No.)

281 Tresser Blvd., 9th Floor Stamford, CT	06901
(Address of Principal Executive Offices)	(Zip Code)

(203) 653-3880

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 8, 2018, Loxo Oncology, Inc. (“Loxo Oncology”) issued a press release announcing its financial results for the quarterly period ended September 30, 2018. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02, including Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.  The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed by Loxo Oncology with the Securities and Exchange Commission, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in such filing (or any reference to this Current Report on Form 8-K generally), except as shall be expressly set forth by specific reference in such filing.

Item 5.07 Submission of Matters to a Vote of Security Holders.

This disclosure corrects our previous reporting under Item 5.07 of the Current Report on Form 8-K filed by Loxo Oncology on June 14, 2018 to report the results of proposal number 4, the non-binding advisory vote on the frequency of future advisory votes to approve named executive officer compensation. On June 13, 2018, the Company held its 2018 Annual Meeting of Stockholders and the following proposal was adopted:

4.              Adoption of a non-binding advisory vote on the frequency of future advisory votes to approve named executive officer compensation. The Company’s Board of Directors supported the advisory resolution, and will include a non-binding advisory shareholder vote on its executive compensation every year until the next vote on the frequency of shareholder votes on the compensation of executives.

One Year	Two Years	Three Years	Shares Abstaining	Broker Non-Votes
26,558,284	509,490	183,709	—	1,372,632

Item 7.01 Regulation FD.

Loxo Oncology is furnishing a copy of its current corporate presentation, which is attached hereto as Exhibit 99.2. Loxo Oncology undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.2.

The information furnished with this report, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release issued by Loxo Oncology regarding its financial results for the quarterly period ended September 30, 2018, dated November 8, 2018.

99.2	Corporate Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loxo Oncology, Inc.

Date: November 8, 2018	By:	/s/ Jennifer Burstein
	Name:	Jennifer Burstein
	Title:	Senior Vice President of Finance and principal financial officer